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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): September 15, 2002

           Lehman ABS Corporation on behalf of
               CORPORATE-BACKED TRUST CERTIFICATES, SERIES 2001-21 TRUST CORPORATE-BACKED TRUST CERTIFICATES, SERIES 2001-26 TRUST CORPORATE-BACKED TRUST CERTIFICATES, Corning Debenture-Backed SERIES 2001-28 TRUST
               CORPORATE-BACKED TRUST CERTIFICATES, Royal Caribbean Debenture-Backed SERIES 2001-30 TRUST
               CORPORATE-BACKED TRUST CERTIFICATES, AT&T Note-Backed
               SERIES 2001-33 TRUST
               CORPORATE-BACKED TRUST CERTIFICATES, Goodyear Tire & Rubber Note-Backed SERIES 2001-34 TRUST

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             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                         333-91780              13-3447441
(State or Other Jurisdiction           (Commission File       (I.R.S. Employer
     of Incorporation)                     Number)           Identification No.)

Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (212) 526-7000

                                 Not Applicable
            (Former Name or Former Address, if Changed Since Last Report)

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Lehman ABS Corporation is the depositor under the Standard Terms for Trust Agreements, dated as set forth below, as supplemented by Series Supplements, dated as set forth below, which together formed the Trusts described below:

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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Series 2001-1
dated January 16, 2001                                        Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Series 2001-2
dated January 22, 2001                                        Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Series 2001-3
dated January 25, 2001                                        Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Series 2001-4
dated January 29, 2001                                        Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Series 2001-5
dated February 2, 2001                                        Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Series 2001-6
dated March 1, 2001                                           Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Series 2001-7
dated March 2, 2001                                           Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Series 2001-8
dated March 8, 2001                                           Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Series 2001-9
dated March 14, 2001                                          Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Series 2001-10
dated March 22, 2001                                          Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Series 2001-11
dated March 28, 2001                                          Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Series 2001-12
dated April 3, 2001                                           Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Series 2001-14
dated April 10, 2001                                          Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Series 2001-15
dated April 30, 2001                                          Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Series 2001-16
dated May 1, 2001                                             Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Series 2001-17
dated May 2, 2001                                             Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Series 2001-18
dated May 8, 2001                                             Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Series 2001-19
dated May 11, 2001                                            Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Series 2001-20
dated May 22, 2001                                            Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Series 2001-21
dated May 24, 2001                                            Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Series 2001-22
dated May 24, 2001                                            Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Series 2001-23
dated June 1, 2001                                            Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Series 2001-24
dated June 8, 2001                                            Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Series 2001-25
dated June 14, 2001                                           Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Series 2001-26
dated June 21, 2001                                           Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Series 2001-27
dated June 28, 2001                                           Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Corning
dated July 24, 2001                                           Debenture-Backed Series 2001-28 Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Georgia
dated July 26, 2001                                           Pacific Debenture-Backed Series 2001-29 Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Royal
dated July 27, 2001                                           Caribbean Debenture-Backed Series 2001-30 Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Toys "R" Us
dated July 31, 2001                                           Debenture-Backed Series 2001-31 Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Liberty Media
dated August 29, 2001                                         Debenture-Backed Series 2001-32 Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, AT&T
dated September 5, 2001                                       Note-Backed Series 2001-33 Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Goodyear Tire
dated September 6, 2001                                       & Rubber Note-Backed Series 2001-34 Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Corning
dated September 21, 2001                                      Debenture-Backed Series 2001-35 Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Ford Motor Co.
dated November 15, 2001                                       Debenture-Backed Series 2001-36 Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Federal
dated December 27, 2001                                       Express Corporation Note-Backed Series 2001-37 Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, W.R. Berkley
dated January 23, 2002                                        Capital Trust Securities-Backed Series 2002-1 Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Royal & Sun
dated February 21, 2002                                       Alliance Bond-Backed Series 2002-2 Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Brunswick
dated March 7, 2002                                           Corporation Note-Backed Series 2002-3 Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates,
dated March 21, 2002                                          DaimlerChrysler Debenture-Backed Series 2002-4 Trust
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Standard Terms for Trust Agreements and Series Supplement     Callable Zero Coupon Trust Certificates, Series
dated March 25, 2002                                          2002-TVA-1 Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, General
dated April 2, 2002                                           Electric Capital Series Note-Backed Series 2002-5 Tru  st
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Kinder Morgan
dated April 16, 2002                                          Debenture-Backed Series 2002-6 Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, AT&T Wireless
dated May 1, 2002                                             Services Note-Backed Series 2002-7 Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, BellSouth
dated May 23, 2002                                            Debenture-Backed Series 2002-8 Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, News America
dated June 3, 2002                                            Debenture-Backed Series 2002-9 Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, AIG
dated June 6, 2002                                            Debenture-Backed Series 2002-10 Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Royal & Sun
dated June 7, 2002                                            Alliance Bond-Backed Series 2002-11 Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Motorola
dated June 18, 2002                                           Debenture-Backed Series 2002-12 Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Motorola
dated July 10, 2002                                           Debenture Backed Series 2002-14 Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, CIT Capital
dated July 24, 2002                                           Trust I Securities-Backed Series 2002-15 Trust
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Standard Terms for Trust Agreements and Series Supplement     Corporate Backed Trust Certificates, Verizon Global
dated July 30, 2002                                           Funding Corp. Note-Backed Series 2002-16 Trust
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Item 5. OTHER EVENTS

On September 15, 2002, distributions were made to the Holders of the Corporate-Backed Trust Certificates, Series 2001-21, Corporate-Backed Trust Certificates, Series 2001-26, Corporate-Backed Trust Certificates, Corning Debenture-Backed Series 2001-28, Corporate-Backed Trust Certificates, Royal Caribbean Debenture-Backed Series 2001-30, Corporate-Backed Trust Certificates AT&T Note-Backed Series 2001-33 and the Corporate-Backed Trust Certificates Goodyear Tire & Rubber Note-Backed Series 2001-34 (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibits 1 through 6 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibits were filed as part of this report:

      1 Trustee's Distribution Statement to the Series 2001-21 Certificate Holders for the period ending September 15, 2002

      2 Trustee's Distribution Statement to the Series 2001-26 Certificate Holders for the period ending September 15, 2002

      3 Trustee's Distribution Statement to the Series 2001-28 Certificate Holders for the period ending September 15, 2002

      4 Trustee's Distribution Statement to the Series 2001-30 Certificate Holders for the period ending September 15, 2002

      5 Trustee's Distribution Statement to the Series 2001-33 Certificate Holders for the period ending September 15, 2002

      6 Trustee's Distribution Statement to the Series 2001-34 Certificate Holders for the period ending September 15, 2002

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 19, 2002


                                            Lehman ABS Corporation


                                            By: /s/ Rene Canezin
                                               ------------------------------
                                            Name: Rene Canezin
                                            Title: Senior Vice President

                                  EXHIBIT INDEX


Exhibit Number               Description
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       1 Trustee's Distribution Statement to the Series 2001-21 Certificate Holders for the period ending September 15, 2002.

       2 Trustee's Distribution Statement to the Series 2001-26 Certificate Holders for the period ending September 15, 2002.

       3 Trustee's Distribution Statement to the Series 2001-28 Certificate Holders for the period ending September 15, 2002.

       4 Trustee's Distribution Statement to the Series 2001-30 Certificate Holders for the period ending September 15, 2002.

       5 Trustee's Distribution Statement to the Series 2001-33 Certificate Holders for the period ending September 15, 2002.

       6 Trustee's Distribution Statement to the Series 2001-34 Certificate Holders for the period ending September 15, 2002.